EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vantage Health (the "Company") on Form 10-K for the year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lisa Ramakrishnan, Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 15, 2012                /s/ Lisa Ramakrishnan
                                      ---------------------------------------
                                      Lisa Ramakrishnan
                                      President, Chief Executive Officer, and
                                      Chief Financial Officer